UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 19, 2010
FGBC Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-51957	20-02743161

(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
101 Main Street, Franklin, Georgia 30217
(Address of Principal Executive Offices, including Zip Code)
(678) 839-4510
(Registrant’s Telephone Number, including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 19, 2010 Jackie L. Reed resigned as President and Chief Executive Officer of FGBC Bancshares, Inc. (the “Company”) and its bank subsidiary First Georgia Banking Company (the “Bank”). Mr. Reed also resigned from his position as a director of the Company.
     The Company’s Board of Directors has appointed W. Brett Morgan as interim Chief Executive Officer of the Company, effective March 19, 2010. Mr. Morgan, age 57, has also assumed the role of interim Chief Executive Officer of the Bank. He joined the Bank as the Senior Lending Officer in March 2008 and became EVP/Chief Credit Officer in October 2008. Before joining the Bank Mr. Morgan served for 33 years in various capacities for Regions Bank, including as City President over the Dothan and Enterprise, Alabama markets from 2000 through the end of 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 22, 2010	FGBC BANCSHARES, INC.
	By:	/s/ Teresa L. Martin
Teresa L. Martin
EVP and Chief Financial Officer